UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2005

SKYWORKS SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5560 (Commission File Number)	04-2302115 (IRS Employer Identification No.)

20 Sylvan Road, Woburn, Massachusetts 01801
(Address of principal executive offices) (Zip Code)

(781) 376-3000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7

Item 1.01 Entry into a Material Definitive Agreement.

Change of Control / Severance Agreement with Mr. Aldrich

On May 26, 2005, Skyworks Solutions, Inc. (the “Company”) entered into a Change of Control / Severance Agreement with Mr. David J. Aldrich (the “Aldrich Agreement”), the Company’s Chief Executive Officer. The Aldrich Agreement sets out severance benefits that become payable if, within twenty-four (24) months of a change of control, Mr. Aldrich either (i) is involuntarily terminated without cause or (ii) voluntarily terminates his employment. The severance benefits provided to Mr. Aldrich in such circumstances will consist of the following: (i) a severance payment equal to two and one-half (2 1/2) times his total annual compensation for the previous twelve (12) months, including salary and bonus (with the bonus to be the greater of (x) the average bonus received for the three years prior to the year in which the change of control occurs or (y) the target bonus for the year in which the change of control occurs); (ii) vesting of all outstanding stock options and any restricted stock, with such stock options remaining exercisable for a period of thirty (30) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) if applicable, a gross-up payment for any excise taxes incurred under Section 4999 of the Internal Revenue Code of 1986 (“IRC”). The Aldrich Agreement also sets out severance benefits that become payable if, while employed by the Company, but not following a change of control, Mr. Aldrich either (i) is involuntarily terminated without cause or (ii) terminates his employment for good reason. The severance benefits provided to Mr. Aldrich under such circumstances will consist of the following: (i) a severance payment equal to two (2) times his total annual compensation for the previous twelve (12) months, including salary and bonus (with the bonus to be the greater of (x) the average bonus received for the three years prior to the year in which the change of control occurs or (y) the target bonus for the year in which the change of control occurs); and (ii) vesting of all outstanding stock options and any restricted stock, with such stock options remaining exercisable for a period of two (2) years after the termination date (but not beyond the expiration of their respective maximum terms). In the event of Mr. Aldrich’s death or disability, all outstanding stock options will vest in full and remain exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms). The Aldrich Agreement also contains non-compete and non-solicitation provisions applicable to Mr. Aldrich while he is employed by the Company, and for a period of twenty-four (24) months following the termination of his employment. The foregoing summary of the Aldrich Agreement is qualified in its entirety by reference to Exhibit 10.1 of this Current Report on Form 8-K, which is incorporated herein.

Change of Control / Severance Agreements with Messrs. Griffin, Kline, LeVan, and Waters

On May 26, 2005, the Company entered into a Change of Control / Severance Agreement with each of Mr. Liam K. Griffin, Mr. Allan M. Kline, Mr. George M. LeVan, and Mr. Gregory L. Waters (the “COC Agreements”). Each COC Agreement sets out severance benefits that become payable if, within twelve (12) months of a change of control, the executive either (i) is involuntarily terminated without cause or (ii) terminates his employment for good reason. The severance benefits provided to the executive in such circumstances will consist of the following: (i) a severance payment equal to two (2) times his total annual compensation for the previous twelve (12) months, including salary and bonus (with the bonus to be the greater of (x) the average bonus received for the three years prior to the year in which the change of control occurs or (y) the target bonus for the year in which the change of control occurs); (ii) vesting of all outstanding stock options and any restricted stock, with such stock options remaining exercisable for a period of twenty-four (24) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) if applicable, a gross-up payment for any excise taxes incurred under Section 4999 of the IRC. Each COC Agreement also sets out severance benefits that become payable if, while employed by the Company, but not following a change of control, the executive is involuntarily terminated without cause. The severance benefits provided to the executive under such circumstance will consist of the following: (i) a severance payment equal to the sum of (x) one and one-half (1 1/2) times his annual base salary and (y) any bonus then due; and (ii) all outstanding stock options will remain exercisable for a period of eighteen (18) months after the termination date (but not beyond the expiration of their respective maximum terms). In the event the executive’s death or disability, all outstanding stock options will vest and remain exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms). Each COC Agreement also contains non-compete and non-solicitation provisions applicable to the executive while he is employed by the Company, and for a period of twenty-four (24) months following the termination of his employment. The foregoing summary of the COC Agreements with each of Messrs. Griffin, Kline, LeVan and Waters is qualified in its entirety by reference to Exhibits 10.2, 10.3, 10.4 and 10.5 of this Current Report on Form 8-K, respectively, each of which is incorporated herein.

Change of Control / Severance Agreement with Mr. Barber

On May 26, 2005, the Company entered into a Change of Control / Severance Agreement with Mr. Kevin D. Barber (the “Barber Agreement”). The Barber Agreement sets out severance benefits that become payable if, within twelve (12) months of a change of control, the Mr. Barber either (i) is involuntarily terminated without cause or (ii) terminates his employment for good reason. The severance benefits provided to Mr. Barber in such circumstances will consist of the following: (i) severance pay equal to two (2) times his total annual compensation for the previous twelve (12) months, including salary and bonus (with the bonus to be the greater of (x) the average bonus received for the three years prior to the year in which the change of control occurs or (y) the target bonus for the year in which the change of control occurs), with such severance to be paid, at the Company’s election, in a lump sum payment at the time of termination or pro-rata over a period of twelve (12) months following termination; (ii) vesting of all outstanding stock options and any restricted stock, with such stock options remaining exercisable for a period of twenty-four (24) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) if applicable, gross-up payments for any excise (or other) taxes incurred under Sections 4999 and 409A of the IRC. The Barber Agreement also sets out severance benefits that become payable if, while employed by the Company, but not following a change of control, Mr. Barber is involuntarily terminated without cause. The severance benefits provided to Mr. Barber under such circumstance will consist of the following: (i) severance pay equal to the sum of (x) one and one-half (1 1/2) times his annual base salary and (y) any bonus then due, with such severance to be paid pro-rata over a period of twelve (12) months following his termination; and (ii) all outstanding stock options will remain exercisable for a period of eighteen (18) months after the termination date (but not beyond the expiration of their respective maximum terms). In the event of Mr. Barber’s death or disability, all outstanding stock options will vest and remain exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms). The Barber Agreement also contains a non-solicitation provision applicable to Mr. Barber while he is employed by the Company, and for a period of twelve (12) months following the termination of his employment. The foregoing summary of the Barber Agreement is qualified in its entirety by reference to Exhibit 10.6 of this Current Report on Form 8-K, which is incorporated herein.

Change of Control / Severance Agreement with Mr. Tremallo

On May 26, 2005, the Company entered into a Change of Control / Severance Agreement with Mr. Mark V.B. Tremallo (the “Tremallo Agreement”). The Tremallo Agreement sets out severance benefits that become payable if, within twelve (12) months of a change of control, Mr. Tremallo is involuntarily terminated without cause. The severance benefits provided to Mr. Tremallo in such circumstances will consist of the following: (i) a severance payment equal to his total annual compensation for the previous twelve (12) months, including salary and bonus (with the bonus to be the greater of (x) the average bonus received for the three years prior to the year in which the change of control occurs or (y) the target bonus for the year in which the change of control occurs); and (ii) vesting of all outstanding stock options and any restricted stock, with such stock options remaining exercisable for a period of twelve (12) months after the termination date (but not beyond the expiration of their respective maximum terms). The Tremallo Agreement also sets out severance benefits that become payable if, while employed by the Company, but not following a change of control, Mr. Tremallo is involuntarily terminated without cause. The severance benefits provided to the executive under such circumstance will consist of the following: (i) a severance payment equal to the sum of (x) his annual base salary and (y) any bonus then due; and (ii) all outstanding stock options will remain exercisable for a period of twelve (12) months after the termination date (but not beyond the expiration of their respective maximum terms). In the event of Mr. Tremallo’s death or disability, all outstanding stock options will vest and remain exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms). The Tremallo Agreement also contains non-compete and non-solicitation provisions applicable to Mr. Tremallo while he is employed by the Company, and for a period of twelve (12) months following the termination of his employment. The foregoing summary of the Tremallo Agreement is qualified in its entirety by reference to Exhibit 10.7 of this Current Report on Form 8-K, which is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and David J. Aldrich dated May 26, 2005
10.2	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and Liam K. Griffin dated May 26, 2005
10.3	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and Allan M. Kline dated May 26, 2005
10.4	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and George M. LeVan dated May 26, 2005
10.5	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and Gregory L. Waters dated May 26, 2005
10.6	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and Kevin D. Barber dated May 26, 2005
10.7	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and Mark V.B. Tremallo dated May 26, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWORKS SOLUTIONS, INC.
	By:	/s/ Allan M. Kline
Date: May 31, 2005		Allan M. Kline
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and David J. Aldrich dated May 26, 2005
10.2	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and Liam K. Griffin dated May 26, 2005
10.3	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and Allan M. Kline dated May 26, 2005
10.4	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and George M. LeVan dated May 26, 2005
10.5	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and Gregory L. Waters dated May 26, 2005
10.6	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and Kevin D. Barber dated May 26, 2005
10.7	Change of Control / Severance Agreement between Skyworks Solutions, Inc. and Mark V.B. Tremallo dated May 26, 2005